Lease Exit Liability	9 Months Ended
Sep. 30, 2013
Lease Exit Liability

7. Lease Exit Liability

On July 16, 2008, the Company acquired Raven Biotechnologies, Inc. (Raven), a private South San Francisco-based company focused on the development of monoclonal antibody therapeutics for treating cancer. Raven was considered a development-stage enterprise as defined in ASC 915, Development Stage Entities. In connection with the acquisition, the Company issued 12,466,039 shares of its Series D convertible preferred stock in exchange for all of the outstanding capital stock and convertible notes payable of Raven.

The Company undertook restructuring activities related to the acquisition of Raven. These restructuring activities included reductions in staffing levels and the intended exit of leased facilities. All severance-related payments were completed in the year ended December 31, 2009.

In connection with these restructuring activities, as part of the cost of acquisitions, the Company established a restructuring liability attributed to an existing operating lease. The terms of the operating lease extend through 2018.

Changes in the lease exit liability for the years ended December 31, 2012 and 2011 and the nine months ended September 30, 2013 are as follows:

Exit Liability
Accrual balance at December 31, 2010	$11,054,518
Principal payments	(447,019)

Accrual balance at December 31, 2011	10,607,499
Principal payments	(533,560)

Accrual balance at December 31, 2012	$10,073,939
Principal payments (unaudited)	(466,301)

Accrual balance at September 30, 2013 (unaudited)	$9,607,638

Future principal payments to be made under the lease agreement for the next five years and thereafter as of September 30, 2013 are as follows:

(unaudited)
Twelve Months Ending September 30,
2014	$1,229,453
2015	1,589,410
2016	1,808,119
2017	2,049,273
2018	2,315,026
Thereafter	616,357

$9,607,638

The purchase agreement provides for a specified total of certain contingent milestones that are based on the achievement of certain product sales derived from the acquired Raven technology. Also, a onetime payment of $5.0 million will be made to the Raven stockholders upon the initiation of patient dosing in the first Phase 2 clinical trial of any product derived from the Raven “Cancer Stem Cell Program.” No payment shall be made if the Phase 2 trial start date has not occurred on or before July 15, 2018. Other consideration includes a percentage of revenue (excluding consideration for research and development and equity) received by MacroGenics for license of a product derived from the Raven “Cancer Stem Cell Program” and a onetime payment ranging from $8.0 million to $12.0 million dependent upon a specified level of sales of products derived from the Raven “Cancer Stem Cell Program.”

The contingent consideration will be accounted for as additional purchase price and recorded as incremental in-process research and development expense when it is deemed probable that the contingencies will be attained. For the years ended December 31, 2012 and 2011 and the nine months ended September 30, 2013, no additional amounts have been recorded.